                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.



September 16, 2002                         /s/ Frank A. Godchaux III
                                           -------------------------------------
                                           Frank A. Godchaux III,
                                           Chairman of the Board of Directors

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.



September 16, 2002                      /s/ Charles R. Godchaux
                                        ----------------------------------------
                                        Charles R. Godchaux,
                                        Vice Chairman of the Board of Directors

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in her name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, together with any and all subsequent amendments thereof, in her capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.



September 16, 2002                        /s/ Frank K. Godchaux
                                          --------------------------------------
                                          Frank K. Godchaux, Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in her name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, together with any and all subsequent amendments thereof, in her capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.



September 16, 2002                        /s/ Theresa G. Payne
                                          --------------------------------------
                                          Theresa G. Payne, Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.



September 16, 2002                          /s/ W. Elton Kennedy
                                            ------------------------------------
                                            W. Elton Kennedy, Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.



September 16, 2002                       /s/ E. James Lowrey
                                         ---------------------------------------
                                         E. James Lowrey, Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.



September 16, 2002                         /s/ Thomas B. Walker, Jr.
                                           -------------------------------------
                                           Thomas B. Walker, Jr., Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.



September 16, 2002                          /s/ Patrick W. Rose
                                            ------------------------------------
                                            Patrick W. Rose, Director